UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2023 (the “Effective Date”), Guardion Health Sciences, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”), with its Chief Accounting Officer, Katie Cox. The term of the Employment Agreement will commence on the Effective Date and will continue until terminated by either party for any reason. Pursuant to the Employment Agreement, Ms. Cox shall receive an annual base salary of $225,000, (the “Base Salary”), subject to withholding, and payable in accordance with the Company’s regular payroll practices. Ms. Cox will be eligible to receive a bonus on an annual basis, which shall be awarded in the sole discretion of the Company’s board of directors, and shall be eligible to participate in any bonus program adopted by the Company for similarly situated employees.

In addition, Ms. Cox will be eligible to participate in such retirement, life insurance, fringe and other employee benefit plans that the Company maintains for its full-time employees (collectively, the “Benefits”), and shall be eligible to be reimbursed for reasonable documented business expenses. Furthermore, any compensation paid to Ms. Cox will be subject to clawback as may be required by law or otherwise.

In the event Ms. Cox terminates her employment for Good Reason (as defined in the Employment Agreement), or the Company terminates her employment without Cause (as defined in the Employment Agreement), including due to a Change in Control (as defined in the Employment Agreement), Ms. Cox will be entitled to severance in the form of three (3) months of Base Salary and continuation of Benefits, payable in accordance with the Company’s normal payroll practices, with the first payment commencing within 45 days of the termination date.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Employment Agreement dated as of September 21, 2023 by and between Guardion Health Sciences, Inc. and Katie Cox
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: September 26, 2023
	By:	/s/ Jan Hall
	Name:	Jan Hall
	Title:	President and Chief Executive Officer

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